Q1 2026 Earnings Supplement May 5, 2026 Exhibit 99.2

Disclosures This presentation includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and Section 21E of the Securities Exchange Act of 1934, as amended.  All statements other than statements of historical facts contained in this presentation, including statements regarding the outcome of the operational and portfolio reviews, the costs, cash outlays, benefits, timing and financial impacts of the actions that may be taken or transactions entered into in connection with the operational and portfolio reviews, Flywire’s ability to successfully implement Flywire’s business plan, future results of operations and financial position, business strategy and plans, market growth and Flywire’s objectives for future operations, are forward -looking statements. The words “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “plans,” “potential,” “seeks,” “projects,” “should,” “could” and “would” and similar expressions are intended to identify forward -looking statements, although not all forward-looking statements contain these identifying words. Flywire has based these forward-looking statements largely on Flywire’s current expectations and projections about future events and financial trends that Flywire believes may affect Flywire’s financial condition, results of operations, business strategy, short-term and long-term business operations and objectives, and financial needs. These forward-looking statements are subject to a number of risks, uncertainties and assumptions that are described in the "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations" sections of Flywire's Annual Report on Form 10-K for the year ended December 31, 2025, which is on file with the Securities and Exchange Commission (SEC) and available on the SEC’s website at www.sec.gov. Additional factors may be described in those sections of Flywire’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2026, expected to be filed with the SEC in the second quarter of 2026. In light of these risks, uncertainties and assumptions, the forward -looking events and circumstances discussed in this presentation may not occur and actual results could differ materially and adversely from those anticipated or implied in the forward-looking statements. You should not rely upon forward-looking statements as predictions of future events or performance. In addition, projections, assumptions and estimates of the future performance of the industries in which Flywire operates and the markets it serves are inherently imprecise and subject to a high degree of uncertainty and risk. All financial projections contained in this presentation are forward -looking statements and are based on Flywire’s management’s assessment of such matters. It is unlikely, however, that the assumptions on which Flywire has based its projections will prove to be fully correct or that the projected figures will be attained. Flywire’s actual future results may differ materially from Flywire’s projections, and it makes no express or implied representation or warranty as to attainability of the results reflected in these projections. Investments in Flywire’s securities involve a high degree of risk and should be regarded as speculative. The information in this presentation is provided only as of May 5, 2026, and Flywire undertakes no obligation to update any forward-looking statements contained in this presentation on account of new information, future events, or otherwise, except as required by law. This presentation contains certain non-GAAP financial measures as defined by SEC rules. Flywire has provided a reconciliation of those measures to the most directly comparable GAAP measures, which is available in the Appendix. The company has not provided a quantitative reconciliation of forecasted FX-Neutral Revenue Less Ancillary Services Growth to forecasted GAAP Revenue Growth or forecasted Adjusted EBITDA Margin Growth to forecasted GAAP Net Income Margin Growth or to forecasted GAAP net income (loss) before income taxes within this presentation because Flywire is unable, without making unreasonable efforts, to calculate certain reconciling items with confidence. These items include but are not limited to income taxes which are directly impacted by unpredictable fluctuations in the market price of the company's stock and in foreign exchange rates.

We Are Built for Complexity Where others avoided complexity in payments, we built for it. This is the basis of our differentiation. The harder the workflow, the fewer who can follow. Regulatory Depth Compliance built in across dozens of jurisdictions. Every new regulation raises the barrier to entry. Deep Software Integrations ERPs, SIS, EHR, booking systems. Years of technical investment and integration build FLYW stickiness. Global + Local Payments Multi-currency, multi-method, multi-rail serving 240+ countries and territories. MOR and PayFac where others are unwilling to go.

Serving Large, Underserved & Structurally Complex Verticals

Where complexity creates opportunity

Massive TAMs + **Long-Term Structural Growth** + **Complexity That Generic Payment Infrastructure Can't Serve**



Education

All Tuition, One Platform

- ✔ Global tuition payments are fragmented and high-friction
- ✔ Flywire unifies all tuition — domestic and international — on one platform
- ✔ High-90s retention and growing share despite macro headwinds



Travel

Complex, High-Value Global Transactions

- ✔ High-value travel transactions require precision and compliance
- ✔ Flywire embeds directly into booking and settlement infrastructure
- ✔ Mission-critical once live, with strong unit economics and low churn



B2B

Invoice-to-Cash Automation

- ✔ B2B payments remain manual and inefficient at scale
- ✔ Flywire automates invoice-to-cash with software plus payments
- ✔ Long-term expansion as AR and AP workflows deepen



Healthcare

Optimizing Hospital Yield

- ✔ Hospital revenue cycles are broken and underdigitized
- ✔ Flywire connects affordability, payments & EHR in one platform patient experience
- ✔ Improves yield, cash flow timing, and patient experience

We deliver exceptional technology and client service, removing complexity so our clients improve how they get paid.

Why We Win

		EDU	Travel	B2B	HC
1	**We embed into mission-critical workflows** *Once live, replacing Flywire often means a major systems project — we become core financial infrastructure.*	SIS + ERP, high-90s retention	Embedded in settlement	Deep AR workflow integration	EHR-integrated billing
2	**We remove complexity for our clients** *We absorb the global, regulatory, and workflow complexity our clients would otherwise carry themselves.*	40% fewer support inquiries	~6 hrs/week saved	AR automation gains	30% drop in staff effort
3	**We improve how clients get paid** *Higher completion, better conversion, more revenue recovered — measurable across every vertical.*	$360M+ collection uplift for clients, ~90% completion	Higher auth rates	Faster invoice-to-cash	+12% collections, -20% bad debt
4	**We create durable, expanding economics** *Clients who experience this ROI rarely leave. Software landings + payment attach compounds over time.*	Steady land & expand model	Mission-critical once embedded	Long-term ERP expansion	Sticky software-led revenue

How We Do It

Three assets that are rare, difficult to replicate, and only strengthen over time

	Industry-Leading Software	+	Global Payment Platform	+	Our FlyMates
					
	Vertical software deeply integrated into clients' core systems		*Multi-rail, regulated flows across 240+ countries — built on scale and trust*		*Vertical experts with in-region presence across 16 countries*
UNIQUE	✔ Can't be replicated by off the shelf tools ✔ Deep SIS, ERP, and EHR integrations		✔ MOR + PayFac capabilities ✔ Serves complex regulated payer journeys others can't		✔ True vertical experts, not generalists ✔ In -region presence globally
DURABLE	✔ Switching from Flywire = major systems overhaul		✔ Scale unlocks deeper capabilities over time		✔ Domain knowledge compounds with tenure

The Proof is in the Client

Repeatable ROI: When we absorb complexity, our clients grow

EDUCATION | Payments Platform

THE UNIVERSITY OF WAIKATO
Te Whare Wānanga o Waikato

New Zealand

THE PROBLEM

Visa-critical bottleneck: manual reconciliation delayed payment receipts by days, stalling student visa applications and threatening enrollment.

WHAT FLYWIRE DID

Automated reconciliation + self-service receipt download, integrated directly into the student journey.

2x	$265K	500+
International enrollment growth in 24 months	Annual merchant & bank fees eliminated	Staff hours Reclaimed per year

WHY IT COMPOUNDS

University now promotes Flywire across its entire recruitment ecosystem – agents, website, automated comms.

EDUCATION | Student Financial Software (SFS)

UNIVERSITY of GREENWICH

United Kingdom

THE PROBLEM

No unified student financial portal — manual billing, siloed tuition and accommodation payment systems, zero student self-service.

WHAT FLYWIRE DID

SFS deployed with a first-of-its-kind Ellucian Banner integration, enabling multi-account ledgers and unified payment plans.

10,000	2-in-1	↑
Payment plans completed post go-live	Tuition + accommodation in a single experience	Documented impact on student mental health

WHY IT COMPOUNDS

Greenwich co-builds with Flywire – a development partner refining features for the broader UK HE sector.

TRAVEL | Payments Platform

Travel connect | nordic visitor

Iceland & Northern Europe

THE PROBLEM

7 independent travel brands spending significant staff time on manual payment intervention across a global, multi-currency client base.

WHAT FLYWIRE DID

Single platform with local currency payment options, automated reconciliation, and real-time transaction visibility.

80%	7	↑
Reduction in manual payment intervention	Brands unified on one platform	Team time redirected to value creation

WHY IT COMPOUNDS

Efficiency advantage scales with volume – as Travel Connect grows, the operational benefit widens.

Clients look to Flywire to solve payments complexity

PAYER

Selects from available payment methods

- **Local bank transfers**
- **Local card acceptance**
- **Local methods (e.g. Alipay, Wechatpay, PayPal)**
- **Emerging methods (e.g. stablecoins)**

FLYWIRE

Flywire handles complexity so clients do not have to

Payer identification & screening
KYC, sanctions screening, custody classification across 240+ payer countries & territories

Global regulatory complexity
85+ jurisdictions, licenses, tax, one Flywire compliance layer

Global banking compliance
Multi-rail settlement, aligned with global banking standards

FX management
Rate locked at payment initiation, strong hedging mechanisms

ERP & systems integration
Deep integrations into systems of record

Matching & reconciliation
Sophisticated matching tools, auto reconciliation

Global payer support & exception management
Local language support, refund processing, and exception resolution across all rails

CLIENT

Delivered in client's environment

- ✓ One provider, one integration
- ✓ Posting to system of record
- ✓ Client currency settlement
- ✓ Complete audit trail
- ✓ Refunds, chargebacks, and disputes managed end-to-end
- ✓ PCI burden reduction for cards

Clients run their business. Flywire handles the payments complexity.

Q1 2026 Performance

$188.1M revenue $12.5M* net income 56.8% gross margin *Q1 2026 includes a $3.3M FX gain compared to a $3.6M FX gain in Q1 2025 GAAP Financial Highlights Q1 2026

Key Operating Metrics (Non-GAAP) Q1 2026 $11.4B total payment volume +36.5%1 YoY $110.5M adjusted gross profit 33.9%1 YoY, 60.1%2 $39.3M adjusted EBITDA 81.8%1 YoY, 21.4%2 $184.0M revenue less ancillary services +43.0%1 YoY 1. Represents Y-o-Y Growth as compared to Q125 2. Represents Margins as % of RLAS (Revenue Less Ancillary Services) See Appendix for reconciliation to GAAP amounts

Q1 Actual Performance vs. Guidance: Strong Beat Across the Board

	Actual	Guide[2]	Beat
	Q1 2026	Q1 2026	
Total RLAS[1]	$184	$171	+$13
Y/Y RLAS Spot Growth (%)	43%	33%	+1,040 bps
Y/Y RLAS FxN Growth (%)	37%	28%	+920 bps
aEBITDA[1]	$39.3	$32.4	+$6.9
aEBITDA Margin expansion - YoY	+452 bps	+225 bps	+227 bps

RLAS variance to Guide Mid-Point:

- ✔ Beat FxN Revenue growth by ~920 bps primarily due to better than expected January education peak, as well as Travel and payment ramps in HC and B2B
- ✔ Reported $ Spot revenue beat by $13M

Adjusted EBITDA Variance Mid-Point:

- ✔ Adjusted EBITDA margin was $7M ahead of the guide driven by top line beat and operational discipline

1. In US dollars millions 2.Refers to mid-point of guidance ranges, where applicable

Coding with AI… Increase feature velocity and engineering productivity shortening development timelines Data architecture investments to drive insights and predictive/ML/AI capabilities Highly scalable support, compliance and legal functions thanks to automation initiatives Procurement - vendor consolidation of systems, new procurement policy Leaning more into digital marketing for Travel Efficient upsells through customer education tools Faster Relationship Managers (RM) ramp up/ knowledge assistants/chatbots for internal use Driving Productivity/Leverage Across All Opex Lines Opportunities to Scale 1. Measures non-GAAP operating expenses as % of revenue less ancillary services (RLAS) Technology & Development 1 General & Admin 1 Sales & Marketing 1

Selected Customer Wins: Q1 2026 Strong New Client Wins and Expansion Across Existing Customers SIGNED SFS ACCOUNTS NEW LIVE ACCOUNTS & MAJOR EXPANSIONS

Spotlight on Travel: The Sertifi Anniversary & Ecosystem Expansion

Why We Win in Travel

1 Better Economics for Merchants

Optimized bank rails and FX routing outperform card-based horizontal acquirers

$750K+ in merchant fee savings delivered

Fresh Tracks Canada

2 Faster Booking, Faster Cash

Bookings confirmed in days, not weeks

Faster revenue capture and fewer drop-offs

Streamlined payments process and reduced booking to 3 **days**

Windows to Japan

3 Real Operational Leverage for Teams

Automated reconciliation

Fewer payment inquiries and manual follow-ups

~6 hours per week saved by finance teams

go2africa

4 Trust & Risk Control at Checkout

Local-currency payments with **transparent** FX, real-time beneficiary **validation**, and bank-level **security**

Local payment methods for customers with real-time visibility for clients & staff

HIDDEN AFRICA

5 Uniquely Embed in Travel ERPs

Integrates directly into industry-specific ERPs

Finance teams work from **one source of truth**

Ariz Travel, touramigo, REALPAGE, xero, VERTICALBOOKING, StarRez, ROOMBOSS

Flywire is close to perfect. It has delivered a great customer experience and internal efficiencies, freeing up time for my team so they can focus on designing trips that touch our clients' lives.

\- Avi Lugasi
Windows to Japan

Built for Complex, High-Value Travel Flywire manages FX complexity, split payments, and direct reconciliation into ERPs saving businesses up to hundreds of thousands of dollars in operational costs Targeting the Highest-Value Subsectors Macro resilient, underserved segments like luxury travel, DMCs, tour operators, and accommodations Synergies from the Sertifi Acquisition (Feb ‘25) Flywire can monetize hospitality payment volumes, expand travel software globally, and cross-sell AR solutions to its hotel portfolio Early Innings of a Massive Travel Opportunity Travel: a large market, a differentiated platform, and most of the opportunity still ahead. From Luxury DMCs to Enterprise Hospitality Travel is Flywire's second largest vertical by revenue Trusted Across the Travel Ecosystem Destination Management Companies (DMCs) & Experiential Tour Operators Luxury Accommodations & Villa Rentals Enterprise Hospitality Brands (via Sertifi Acquisition) SELECT CLIENTS

Hospitality TPV Accelerating QoQ Hospitality TPV Growth USD$M Q1 26 YoY(1) Growth: 120%+ Note (1): Presented on a pro forma basis to include TPV attributable to Sertifi for the pre-acquisition period of January 1, 2025 through the closing date of February 24, 2025.

CASE STUDY THE CHALLENGE Already using Sertifi for contract workflows but needed faster deposit collection and streamlined payment reconciliation Already using Sertifi for contracts, Marriott Austin South expanded into Flywire payments to connect contract signing directly to deposit collection—reducing friction, accelerating cash flow, and improving sales efficiency. CASE STUDY Before Flywire With Flywire Land & Expand with Marriott Austin South Contract workflows digitized, but payments remained manual and disconnected Delays between contract signature and deposit collection Continued reliance on emails and follow-ups for payments Limited visibility across contracts, payments, and reconciliation Connected contracts → payments in a single workflow Deposit turnaround improved from 2–5 days → within hours Reduced manual follow-ups and administrative burden Centralized reporting across sales and finance Faster sales cycles and improved ability to hit revenue targets EXPANSION WITH FLYWIRE Added integrated payments to existing Sertifi workflow and unified contracts, payments, and reporting in one platform We have very aggressive goals, and we have been able to hit our numbers with more ease because of Sertifi. Since requesting deposits alongside the contract, turnarounds have gone from 2-5 business days to within hours. Amy Johnson, Area Associate Director of Sales, Marriott Austin South

2026 & Q2 Financial Outlook

Q2 2026 Outlook 1. Flywire has not provided a quantitative reconciliation of forecasted FX Neutral revenue to GAAP revenue and Adjusted EBITDA margin to forecasted GAAP Net Income margin within this presentation because Flywire is unable, without making unreasonable efforts, to calculate certain reconciling items with confidence. These items include, but are not limited to income taxes which are directly impacted by unpredictable fluctuations in the market price of Flywire's stock and in foreign exchange rates. 2. As of 3/31/2026 exchange rates. As of May 5, 2026 FX changes vs 3/31/2026 rates were relatively immaterial FX-Neutral Revenue Less Ancillary Services Growth Adjusted EBITDA1 Margin Expansion (YoY) Total Flywire 18-24% YoY FXN 0-150 bps Estimated FX Benefit on RLAS: ~1% 2

FY 2026 Outlook 1. Flywire has not provided a quantitative reconciliation of forecasted Adjusted EBITDA margin to forecasted GAAP Net Income margin within this presentation because Flywire is unable, without making unreasonable efforts, to calculate certain reconciling items with confidence. These items include, but are not limited to income taxes which are directly impacted by unpredictable fluctuations in the market price of Flywire's stock and in foreign exchange rates 2. As of 3/31/2026 exchange rates. As of May 5, 2026 FX changes vs 3/31/2026 rates were relatively immaterial FX-Neutral Revenue Less Ancillary Services Growth Adjusted EBITDA1 Margin Expansion (YoY) Total Flywire 18-24% YoY FXN 175-375 bps Estimated FX Benefit on RLAS: ~1.5% 2

FY 2026 Guidance Assumptions EDU Macro Assumptions (Unchanged) Revenue Approx. 1.5% inorganic growth from Sertifi. Approx. 3-4% coming from payment processing ramps. Gross Margins Adjusted Gross Profit margin to decline 200-300 bps in FY2026 due to payment processing ramp. Excl ramp, GM % decline would be 100-200 bps for FY26, and exiting into 2027 in the normal ~100-200 bps annual range. aEBITDA (%) Improved productivity & operating leverage, supporting our ability to grow operating expenses more efficiently relative to gross profit. 2026 Guidance Context North America U.S. visas down 30%; CAN visas down 10%. Offset by new client growth & upsells to domestic payments. US education revenue to grow LSD % in 2026. CAN EDU expected to grow > 10% YoY. EMEA Assuming flat visa growth in the UK. Continued strong UK & EMEA revenue growth (at or above company average) from further market share gains. APAC Assuming flat visas in AUS, while still assuming modest LSD revenue growth. Watching tighter visa requirements for Indian students.

Capital Allocation & Structure

Capital Allocation Strategy Overview Organic Growth Investments Geographic expansion GTM enhancement Deeper software integrations Ecosystem expansions with Strategic Payables & International Agent solutions Strategic Acquisitions Accelerate within existing industry and / or geographies New product capability for cross-sells & upsells Enter new geographies or regions Share Buybacks Share Repurchase Program enables purchasing when projected return exceeds our cost of equity Prudent approach in maintaining operational liquidity and financial flexibility for organic investments & strategic M&A

Flywire’s total corporate cash increased by $17M in 1Q26, supported by strong free cash flow generation while continuing to incrementally return capital Flywire liquidity remains strong (1) Please see definitions and reconciliations to the comparable GAAP metrics in the appendix Q126 Cash & Liquidity Walk: >$500M Liquidity (US$M) (1) 200 12/31/25 Corporate Cash (1) 27 (10) 217 FCF (1) SBB 03/31/26 Corporate Cash (1) Credit Facility (Unfunded) 300 >500 03/31/26 Total Liquidity ~

(125) Funding Strategic Growth: Executed M&A through disciplined mix of cash and debt, preserving liquidity and balance sheet strength. Maximizing Shareholder Returns: Deployed ~90% FCF toward SBB, guided by strict valuation discipline and market conditions. High-Conviction Buyback Expansion: Planning to launch price-sensitive Accelerated Share Repurchase (ASR) program up to $50M, reflecting management’s confidence in the intrinsic value of the business. Capital Discipline Driving Shareholder Value (2024 – 2026) (1) (US$M) 558 12/31/23 Corporate Cash (1) FCF (1) M&A SBB Debt Issuance Debt Paydown Other 03/31/26 Corporate Cash (1) 150 (375) (128) 125 12 217 (1) Please see definitions and reconciliations to the comparable GAAP metrics in the appendix

Appendix

Revenue Less Ancillary Services and Adjusted Gross Profit Reconciliations $USD in Millions (unaudited) All dollar amounts are rounded and as a result, certain amounts may not recalculate using the rounded amounts provided.

Revenue Less Ancillary Services Disaggregation by Revenue Type $USD in Millions (unaudited) All dollar amounts are rounded and as a result, certain amounts may not recalculate using the rounded amounts provided.

FX Neutral Revenue Less Ancillary Services Reconciliation $USD in Millions (unaudited) All dollar amounts are rounded and as a result, certain amounts may not recalculate using the rounded amounts provided.

Net Income (Loss) to Adjusted EBITDA Reconciliation $USD in Millions (unaudited) All dollar amounts are rounded and as a result, certain amounts may not recalculate using the rounded amounts provided.

Non-GAAP Operating Expenses Reconciliation $USD in Millions (unaudited) All dollar amounts are rounded and as a result, certain amounts may not recalculate using the rounded amounts provided.

Net Margin, EBITDA Margin, and Adjusted EBITDA Margin $USD in Millions (unaudited) All dollar amounts are rounded and as a result, certain amounts may not recalculate using the rounded amounts provided.

Free Cash Flow Reconciliation $USD in Millions (unaudited) All dollar amounts are rounded and as a result, certain amounts may not recalculate using the rounded amounts provided.

Corporate Cash Reconciliation $USD in Millions (unaudited) All dollar amounts are rounded and as a result, certain amounts may not recalculate using the rounded amounts provided.

Non-GAAP Definitions Revenue Less Ancillary Services. Revenue Less Ancillary Services represents the Company’s consolidated revenue in accordance with GAAP less (i) pass-through cost for printing and mailing services and (ii) marketing fees. Adjusted Gross Profit and Adjusted Gross Margin. Adjusted gross profit represents Revenue Less Ancillary Services less cost of revenue adjusted to (i) exclude pass-through cost for printing services, (ii) offset marketing fees against costs incurred and (iii) exclude depreciation and amortization, including accelerated amortization on the impairment of customer set-up costs tied to technology integration, if applicable. Adjusted Gross Margin represents Adjusted Gross Profit divided by Revenue Less Ancillary Services. Adjusted EBITDA. EBITDA represents our consolidated net income (loss) in accordance with GAAP adjusted to include (i) interest expense, (ii) interest income, (iii) (benefit from) provision for income taxes and (iv) depreciation and amortization. Adjusted EBITDA represents EBITDA further adjusted by excluding (a) stock-based compensation expense and related payroll taxes, (b) the impact from the change in fair value measurement for contingent consideration associated with acquisitions,(c) gain (loss) from the remeasurement of foreign currency, (d) indirect taxes related to intercompany activity, (e) acquisition related transaction costs, (f) employee retention costs, such as incentive compensation, associated with acquisition activities, (g) restructuring costs, and (h) gain (loss) from investments. Adjusted EBITDA Margin. Adjusted EBITDA Margin represents Adjusted EBITDA divided by Revenue Less Ancillary Services. FX Neutral Revenue Less Ancillary Services. FX Neutral Revenue Less Ancillary Services represents Revenue Less Ancillary Services adjusted to show presentation on a FX Neutral basis. The FX Neutral information presented is calculated by translating current-period results using prior-period weighted average foreign currency exchange rates.

Non-GAAP Definitions Non-GAAP Operating Expenses. Non-GAAP Operating Expenses represents GAAP Operating Expenses adjusted by excluding (i) stock-based compensation expense and related payroll taxes, (ii) depreciation and amortization, (iii) acquisition related transaction costs, if applicable, (iv) employee retention costs, such as incentive compensation, associated with acquisition activities, (v) the impact from the change in fair value measurement for contingent consideration associated with acquisitions and (vi) restructuring costs. Free Cash Flow. Free Cash Flow represents the Company’s net cash provided by (used in) operating activities less (i) purchases of property and equipment and (ii) capitalization of internally developed software and excluding (iii) changes in funds receivable from payment partners and (iv) changes in funds payable to clients, Corporate Cash. Corporate Cash represents the Company’s (i) cash and cash equivalents, (ii) short-term investments, (iii) long-term investments, excluding (iv) funds receivable from payment partners and (v) funds payable to clients.